Exhibit 10.12

THE CORPORATEPLAN

FOR RETIREMENTSM

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 02

Plan Number: 40293

The CORPORATEplan for RetirementSM	Non-Std PS Plan 10/09/2003

© 2003 FMR Corp.

All rights reserved.

1.04	COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

(a)	Age Requirement (check one):

	(1)	☐	no age requirement.

	(2)	☑	must have attained age: 21.0 (not to exceed 21).

(b)	Eligibility Service Requirement

	(1)	Eligibility to Participate in Plan (check one):

		(A)	☐ no Eligibility Service requirement.

		(B)	☐ (not to exceed 11) months of Eligibility Service requirement (no minimum number Hours of Service can be required).

		(C)	☑ one year of Eligibility Service requirement (at least 1,000 Hours of Service are required during the Eligibility Computation Period).

		(D)	☐ two years of Eligibility Service requirement (at least 1,000 Hours of Service are required during each Eligibility Computation Period). (Do not select if Option 1.01(b)(1), 401(k) Only, is checked, unless a different Eligibility Service requirement applies to Deferral Contributions under Option 1.04(b)(2).)

Note: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

	(2)	☑	Special Eligibility Service requirement for Deferral Contributions and/or Matching Employer Contributions:

		(A)	The special Eligibility Service requirement applies to (check the appropriate box(es)):

(i) ☑ Deferral Contributions.

(ii) ☐ Matching Employer Contributions.

		(B)	The special Eligibility Service requirement is: (B) - 3 month(s) of Eligibility Service (Fill in (A), (B), or (C) from Subsection 1.04(b)(l) above).

(c)	Eligible Class of Employees (check one):

Note: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer’s selection under this Subsection 1.04(c).

	(1)	☑	includes all Employees of the Employer.

Plan Number: 40293

The CORPORATEplan for RetirementSM	Non-Std PS Plan 10/09/2003

© 2003 FMR Corp.

All rights reserved.

	(2)	☐	includes all Employees of the Employer except for (check the appropriate box(es)):

		(A)	☐ employees covered by a collective bargaining agreement.

		(B)	☐ Highly Compensated Employees as defined in Code Section 414(q).

		(C)	☐ Leased Employees as defined in Subsection 2.01(cc).

		(D)	☐ nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

		(E)	☐ other:

__________________________________________ __________________________________________

Note: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(d)	The Entry Dates shall be (check one):

	(1)	☑	immediate upon meeting the eligibility requirements specified in Subsections 1.04(a), (b), and (c).

	(2)	☐	the first day of each Plan Year and the first day of the seventh month of each Plan Year.

	(3)	☐	the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

	(4)	☐	the first day of each month.

	(5)	☐	the first day of each Plan Year. (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a).)

(e)	☐	Special Entry Date(s) - In addition to the Entry Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (Special Entry Dates may only be selected if Option 1.04(b)(2), special Eligibility Service requirement, is checked. The same Entry Dates must be selected for contributions that are subject to the same Eligibility Service requirements.)

	(1)	The special Entry Date(s) shall apply to (check the appropriate box(es)):

		(A)	☐ Deferral Contributions.

		(B)	☐ Matching Employer Contributions.

	(2)	The special Entry Date(s) shall be: (Fill in (1), (2), (3), (4), or (5) from Subsection 1.04(d) above).

Plan Number: 40293

The CORPORATEplan for RetirementSM	Non-Std PS Plan 10/09/2003

© 2003 FMR Corp.

All rights reserved.

(f)	Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

	(1)	☑	no exceptions.

	(2)	☐	Employees employed on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

	(3)	☐	Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

Plan Number: 40293

The CORPORATEplan for RetirementSM	Non-Std PS Plan 10/09/2003

© 2003 FMR Corp.

All rights reserved.

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
1.04		06/30/2005

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 23 day of May, 2005.

Employer:	K-SWISS INC.	Employer:	K-SWISS INC.

By:	/s/ Cheryl Kuchinka	By:	/s/ George Powlick
Title:	Plan Administrator	Title:	Vice President

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:
Title:

Plan Number: 40293

The CORPORATEplan for RetirementSM	Non-Std PS Plan 10/09/2003

© 2003 FMR Corp.

All rights reserved.